SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2017
VECTREN CORPORATION
(Exact name of registrant as specified in its charter)
Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S. Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2017, the Board of Directors of Vectren Corporation (the “Company”) elected Derrick Burks as a member of the board of the Company effective October 1, 2017.  Mr. Burks retired June 30, 2017 after fifteen years at the public accounting firm of Ernst & Young LLP. For thirteen years, he served as managing partner of the Indianapolis office of Ernst & Young.  Prior to Ernst & Young, LLP, Mr. Burks worked for twenty-four years at the public accounting firm of Arthur Andersen, where served for three years as managing partner of the Indianapolis office.

Mr. Burks, 61, resides in Indianapolis, Indiana.  He is a graduate of Indiana University where he earned a bachelors’ degree in accounting and he is a certified public accountant.

Mr. Burks has not yet been assigned to Board committees.  He has no relationships or transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are there any arrangements or understandings with other persons pursuant to which he was selected as a director.  Mr. Burks will be compensated for his service on the Board of Directors of the Company and any committee of the Board on which he serves in accordance with the Company’s compensation arrangements for non-employee directors.  Given the timing of Mr. Burks’s election to the board, he will receive a prorated cash retainer of approximately $14,583.32 per month for the remainder of 2017.  Mr. Burks’ monthly retainer is calculated by taking the sum of the annual cash retainer for non-employee directors and the cash equivalent value of the annual grant of share based units for non-employee directors, divided by twelve months.

A copy of the press release announcing Mr. Burks’ appointment is attached and filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 1, 2017, the Board of Directors of the Company amended the Company’s Code of By-Laws to decrease the size of the Board of Directors to eleven (11) directors.  The Code of By-Laws as approved and effective on October 1, 2017 is attached as Exhibit 3.1.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended to be effective as of October 1, 2017.
99.1	Press Release issued by Vectren Corporation on September 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VECTREN CORPORATION
September 25, 2017	VECTREN UTILITY HOLDINGS, INC.

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
The following Exhibits are filed as part of this Report to the extent described in Item 5.02 and Item 8.01.
Exhibit Number	Description
3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended to be effective as of October 1, 2017.
99.1	Press Release issued by Vectren Corporation on September 25, 2017.